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                                                                 Exhibit 10.10.1

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDATORY AGREEMENT is dated the 29th day of March, 2001, among Hamilton Bancorp Inc., a Florida corporation, Hamilton Bank, N.A. (the "Bank"), a national banking association located in Miami, Florida (collectively, the "Company"), and John F. Stumpff (the "Executive").

         WHEREAS the parties entered into an Employment Agreement dated September 1, 2000 ("Agreement") and desire to amend the Agreement.

         ACCORDINGLY, the parties hereby agree as follows:

         1. The first sentence of Section 2 is amended to read as follows:

         "The duties of the Executive shall be those duties which can reasonably be expected to be performed by a person who is a senior executive of a multi-bank holding company of national chartered banks and of a national chartered bank."

         2. Section 3 of the Agreement is amended to provide that the Agreement shall continue through December 31, 2003, unless renewed under Section 3. The renewal notice in the second paragraph of Section 3 is amended from "30 days" to "90 days."

         3. The first paragraph of Section 6 is amended to read as follows:

         "If a Change of Control occurs during the term of this Agreement, the Executive shall be paid a performance bonus equal to the Executive's compensation paid by the Company and its affiliates which was includible in the Executive's gross income during the most recent taxable year ending before the date of the Change of Control, PROVIDED, HOWEVER, if a Change of Control occurs prior to December 31, 2001, the Executive shall be paid a performance bonus equal to the Executive's annualized calendar year 2000 compensation paid by the Company in the last quarter of calendar year 2000."

         4.  Subsection (c) of Section 7 is amended to read as follows:

         "(c) BASE ANNUAL COMPENSATION. The Executive's compensation paid by the Company and its affiliates which was includible in the Executive's gross income during the most recent taxable year ending before the date of the Change of Control (including, amounts includible in compensation, i.e., the base salary and cash annual incentive prior to any deferred arrangements) PROVIDED, HOWEVER, if a Change of Control occurs prior to December 31, 2001, Base Annual Compensation shall be the Executive's annualized calendar year 2000 compensation paid by the Company in the last quarter of calendar year 2000 and PROVIDED FURTHER, HOWEVER, that such amount shall not exceed an amount equal to three (3) times the Executive's average annualized




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         compensation paid by the Company and its affiliates which was includible in the Executive's gross income during the most recent five taxable years ending before the date of the Change of Control (defined as the individual's "base amount" under Section 280G of the Internal Revenue Code of 1986, as amended)."

         IN WITNESS WHEREOF, the Executive and duly authorized Company officers have signed this Amendatory Agreement.



EXECUTIVE:                                  COMPANY:

                                            HAMILTON BANCORP INC.


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John F. Stumpff                             By:
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Addresses:


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                                            HAMILTON BANK, N.A.



                                            By:
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3750 N.W. 87th Avenue
Miami, Florida  33178                       By:
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